SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 30, 2003



                             PYR Energy Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)



         Maryland                       0-20879                  95-4580642
         --------                       -------                  ----------
(State or other jurisdiction       (Commission File         (IRS Employer
 of incorporation)                  Number)                  Identification No.)



                1675 Broadway, Suite 2450, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748

Item 5. Other Events.
---------------------

     Messrs. Eric M. Sippel and Borden R. Putnam have elected to resign from the Registrant's Board Of Directors because of their concern that their personal interests as principals of an entity that holds convertible debt of the Registrant could result in conflicts of interests with the interests of the shareholders of the Registrant. Their resignations do not result in part or in whole from a disagreement with the Registrant on any matter.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 18, 2003                      PYR ENERGY CORPORATION



                                            By: /s/ Scott Singdahlsen
                                            -----------------------------------
                                            Scott Singdahlsen
                                            Chief Executive Officer